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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 7, 2004


                            PATIENT INFOSYSTEMS, INC.
                            -------------------------
               (Exact name of Registrant as specified in charter)


    Delaware                 000-22319                16-1476509
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(State or Other    (Commission File Number)         (IRS Employer
  Jurisdiction of                                      I.D. No.)
  Incorporation)


                   46 Prince Street, Rochester, New York 14607
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               (Address of principal executive offices) (Zip code)


        Registrant's telephone number, including area code     585-242-7200
                                                               ------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.   Other Events.

     Patient Infosystems, Inc. (the "Company") hereby files this Form 8-K for the purpose of updating the description of its capital stock, for which this Form 8-K will be incorporated by reference into any of the Company's registration statements on Form S-3, S-4 or S-8 (or applicable successor forms) to be filed by the Company in the future, until such capital stock description is subsequently amended or modified and included in a document filed by the Company with the United States Securities and Exchange Commission pursuant to
Section 13 of the Securities Exchange Act of 1934, as amended.

                          DESCRIPTION OF CAPITAL STOCK

     The Company is authorized to issue 100,000,000 shares of capital stock divided into (i) 80,000,000 shares of common stock, par value $0.01 per share and (ii) 20,000,000 shares of preferred stock, par value $0.01 per share.

Common Stock

     The holders of the Company's common stock are entitled to one vote for each share held of record in the election of directors and in all other matters to be voted on by the stockholders. There is no cumulative voting with respect to the election of directors. As a result, the holders of more than 50% of the shares voting for the election of directors can elect all of the directors. Holders of common stock are entitled:

o to receive any dividends as may be declared by the Board of Directors out of funds legally available for such purpose after payment of accrued dividends on the outstanding shares of preferred stock; and

o in the event of the Company's liquidation, dissolution, or winding up, to share ratably in all assets remaining after payment of liabilities and after provision has been made for each class of stock having preference over the common stock.

     All of the outstanding shares of common stock are validly issued, fully paid and nonassessable. Holders of the Company's common stock have no preemptive right to subscribe for or purchase additional shares of any class of the Company's capital stock.

Preferred Stock

     The Company's Board of Directors has the authority, within the limitations set forth in the Company's certificate of designations and certificate of incorporation to provide by resolution for the issuance of preferred stock, in one or more classes or series, and to fix the rights, preferences, privileges and restrictions thereof, including dividend rights, conversion rights, voting rights, terms of redemption, liquidation preferences and the number of shares constituting any series or the designation of such series.

     Series C Preferred Stock

          The holders of Series C Preferred Stock are entitled to eight votes for each share held of record on all matters submitted to a vote of stockholders. Holders of Series C Preferred Stock are entitled to receive cumulative 9% dividends on an annual basis and ratably such dividends as may be declared by the Board of Directors of the Company out of funds legally available therefor. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, then, prior, and in preference to any distribution of any assets to the holders of common stock, the holders of Series C Preferred Stock will be entitled to be paid in full in an amount equal to (i) $10 per share of Series C Preferred Stock outstanding plus (ii) an amount equal to a cumulative, unpaid dividend at a 9% rate per annum plus (iii) an amount equal to all declared but unpaid dividends on each such share accrued up to such date of distribution. Holders of Series C Preferred Stock have no preemptive rights.

          One share of the Series C Preferred Stock may be converted at any time, at the holder's option, into ten shares of common stock. The conversion rate will be adjusted if the Company pays a dividend on its common stock or subdivides or combines its outstanding common stock. If at any time, the Company proposes to offer and sell shares of preferred stock having a conversion rate that is less than $1.00 per share of common stock, then the conversion rate for the Series C Preferred Stock will be adjusted such that each share of Series C Preferred Stock will be convertible into such number of shares that equals $10.00 divided by the conversion rate of the new shares of preferred stock offered and sold.

     Series D Preferred Stock

          The holders of Series D Preferred Stock are entitled to one hundred twenty votes for each share held of record on all matters submitted to a vote of stockholders. Holders of Series D Preferred Stock are entitled to receive cumulative 9% dividends on an annual basis and ratably such dividends as may be declared by the Board of Directors of the Company out of funds legally available therefore. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, then, prior, and in preference to any distribution of any assets to the holders of Common Stock, the holders of Series D Preferred Stock will be entitled to be paid in full in an amount equal to (i) a per share price for each share of Series D Preferred Stock outstanding plus (ii) an amount equal to a cumulative, unpaid dividend at a 9% rate per annum plus (iii) an amount equal to all declared but unpaid dividends on each such share accrued up to such date of distribution.

          One share of the Series D Preferred Stock may be converted at any time, at the holder's option, into ten shares of Common Stock. Holders of Series D Preferred Stock have no preemptive rights. The conversion rate will be adjusted if the Company pays a dividend on its common stock or subdivides or combines its outstanding common stock. The conversion rate will also be adjusted if the Company issues or sells common stock or securities convertible into common stock at a price less than the then effective conversion rate, in which case the conversion rate will be adjusted to an amount equal to the effective price per share of the securities sold in the transaction giving rise to the adjustment.

          Holders of a majority in voting power of the Series D Preferred Stock have the right to elect two members of the Board of Directors of the Company.

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Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     PATIENT INFOSYSTEMS, INC.



Date:     October 7, 2004            By:  /s/Kent A. Tapper
                                          --------------------
                                          Kent A. Tapper
                                          Sr. Vice President
                                          principal accounting officer